UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: April 23, 2004

AGREE REALTY CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND (State of other jurisdiction of incorporation or organization)	(Commission File Number) 1-12928

31850 Northwestern Highway	38-3148187
Farmington Hills, MI 48334	(I.R.S. Employer
(Address of principal executive offices)	identification No.)

(Registrant’s telephone number, including area code) (248) 737-4190

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 12. Results of Operations and Financial Condition
SIGNATURE
Press Release, Dated April 23, 2004

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit 99.1 -	Press Release issued by Agree Realty Corporation, dated April 23, 2004

Item 12. Results of Operations and Financial Condition

     The information under this caption is furnished by Agree Realty Corporation (the “Company”) in accordance with Securities Exchange Commission Release No. 33-8216. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On April 23, 2004, the Company issued a press release describing its results of operations for the first quarter ended March 31. 2004. A copy of the press release is attached as Exhibit 99.1 to this report. In the earnings release, the Company used the non-GAAP financial measure of Funds from Operations (“FFO”). A reconciliation of FFO to the comparable GAAP financial measure (Net Income) is contained in the attached earnings release. Disclosure regarding the definition of FFO used by the Company and why the Company’s management believes the presentation of FFO provides useful information to investors is included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned, thereunto duly authorized.

AGREE REALTY CORPORATION
/s/ Kenneth R. Howe
Vice President, Finance, Chief
Financial Officer

DATED: April 23, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Agree Realty Corporation dated April 23, 2004